WESTCORE TRUST

Supplement Dated January 10, 2014, to the Westcore Equity and Bond Funds Statement of Additional Information (“SAI”), dated April 30, 2013, as supplemented.

Reclassification of Interested Trustee

The Board of Trustees of the Trust has determined, effective January 10, 2014, that John A. DeTore shall be deemed to be an “Independent Trustee” of the Trust as defined under the Investment Company Act of 1940, as amended.  Previously, Mr. DeTore was deemed an “Interested Trustee” by virtue of having served as an officer of a division of Denver Investments, the Trust’s Investment Adviser, until March 30, 2011.

As a result, the information included under the section titled “Management of the Funds” beginning on page 47 of the SAI is hereby supplemented by the following:

1.

The table titled “Interested Trustee” under the caption “Trustees and Officers” on page 47 of the SAI is hereby deleted.

2.

The table titled “Independent Trustees” under the caption “Trustees and Officers” on page 48 of the SAI is hereby amended to include the following additional information regarding Mr. DeTore:

Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
John A. DeTore, CFAAge 54	Trustee	Since December 31, 2009	• CEO/Founder, United Alpha, LLC (investment management firm), 2003-present • CIO, GRT United Alpha, LLC (investment management), 2006-present • CIO, Denver Alternatives, (an investment management division of Denver Investments) 2009-2011 • Managing Director/Director of Strategic R&D, Putnam Investments (investment management), 1999-2000 • Managing Director/Director of Quantitative Analysis & Equity Product Development, Putnam Investments (investment management), 1994-1999.	12	None

1.

Footnote (6) to the table titled “Trustees and Officers” on page 51 of the SAI is hereby deleted.

2.

The paragraph regarding Mr. DeTore under the caption “Additional Information about the Trustees’ Qualifications and Experience” on page 51 of the SAI is hereby deleted and replaced with the following:

John A. DeTore

Mr. DeTore was an Interested Trustee of the Trust from December 31, 2009 to January 10, 2014.  Since January 10, 2014, Mr. DeTore has served as an Independent Trustee.  Mr. DeTore has over 25 years of financial services experience. Currently, Mr. DeTore is the Chief Executive Officer and Founder of United Alpha LLC, CIO, GRT United Alpha, LLC, and a Portfolio Manager with GRT Capital Partners LLC, an investment management firm.  Previously, he held positions at Putnam Investments for eight years and Wellington Management for seven years, primarily leading their respective quantitative research efforts. He was also previously an Adjunct faculty member of the Sloan School of Management, Massachusetts Institute of Technology. He was selected to serve as a Trustee of the Trust based on his business, academic, investment management, and financial services experience.

3.

Under the caption “Trustee Ownership of Fund Shares” on page 54 of the SAI, the table titled “Interested Trustees” is hereby deleted and the table titled “Independent Trustees” is hereby amended to include the following additional regarding Mr. DeTore:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee
John A. DeTore	All Westcore Funds: None	-

Please retain this supplement for future reference.